EXHIBIT 10.6

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STOCK PURCHASE AND LOAN OPTION AGREEMENT

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (this “Agreement”), dated as of  May 30, 2005, by and between MR3 Systems, Inc., a Delaware corporation (“Borrower”), and MRD Holdings Inc. (“Lender”), pursuant to a Stock Purchase and Loan Option Agreement dated May 30, 2005, between Borrower and Lender (the “Purchase Agreement”).

W I T N E S S E T H:

WHEREAS, all capitalized terms not otherwise defined herein shall have the same meanings as defined in the Purchase Agreement.

WHEREAS, pursuant to the Purchase Agreement, the Lender loaned to Borrower the principal amount of $4,500,000 pursuant to the Convertible Promissory Notes (the “Notes”) described in the Purchase Agreement.

WHEREAS, in order to induce the Lender to complete the transaction contemplated by the Purchase Agreement, Borrower has agreed to execute and deliver to Lender this Agreement for the benefit of Lender and to grant to it a first priority security interest in certain property of the Borrower to secure the prompt payment, performance and discharge in full of all of the obligations under this Agreement and the Notes.

NOW, THEREFORE, in consideration of the agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.    Certain Definitions. As used in this Agreement, the following terms shall have the meanings set forth in this Section 1. Terms used but not otherwise defined in this Agreement that are defined in Article 9 of the UCC (such as “general intangibles” and “proceeds”) shall have the respective meanings given such terms in Article 9 of the UCC.

(a)  “Collateral” means the collateral in which Lender is are granted a security interest by this Agreement and which shall include the following, whether presently owned or existing or hereafter acquired or coming into existence, and all additions and accessions thereto and all substitutions and replacements thereof, and all proceeds, products and accounts thereof, including, without limitation, all proceeds from the sale or transfer of the Collateral and of insurance covering the same and of any tort claims in connection therewith:

(i)  All Goods of Borrower , including, without limitations, all machinery, equipment, computers, vehicles, trucks, appliances, furniture, special and general tools, fixtures, test and quality control devices and other equipment of every kind and nature and wherever situated, together with all documents of title and documents representing the same, all additions and accessions thereto, replacements therefor, all parts therefor, and all substitutes for any of the foregoing and all other items used and useful in connection with Borrower’s businesses and all improvements thereto (collectively, the “Equipment”); and

(ii)  All Inventory of Borrower ; and

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(iii)  All of Borrower’s contract rights and general intangibles, including, without limitation, all partnership interests, stock or other securities, licenses, distribution and other agreements, computer software development rights, leases, franchises, customer lists, quality control procedures, grants and rights, goodwill, trademarks, service marks, trade styles, trade names, patents, patent applications, copyrights, deposit accounts, and income tax refunds (collectively, the “General Intangibles”); and

(iv)  All Receivables of Borrower including all insurance proceeds, and rights to refunds or indemnification whatsoever owing, together with all instruments, all documents of title representing any of the foregoing, all rights in any merchandising, goods, equipment, motor vehicles and trucks which any of the same may represent, and all right, title, security and guaranties with respect to each Receivable, including any right of stoppage in transit; and

(v)  All Intellectual Property of Borrower; and

(vi)  All of Borrower’s documents, instruments and chattel paper, files, records, books of account, business papers, computer programs and the products and proceeds of all of the foregoing Collateral set forth in clauses (i)-(iv) above.

(b)  “Company” shall mean, collectively, and all of the subsidiaries of Company, a list of which is contained in Schedule A, attached hereto.

(c)  “Obligations” means all of Borrower’s obligations under this Agreement and all obligations of Borrower (and any successor or assign of Borrower ) under the Notes and the Purchase Agreement, in each case, whether now or hereafter existing, voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later decreased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Borrower as a preference, fraudulent transfer or otherwise as such obligations may be amended, supplemented, converted, extended or modified from time to time.

(d)  “UCC” means the Uniform Commercial Code, as currently in effect in the State of California.

2.    Grant of Security Interest. As an inducement to complete the transaction contemplated by the Purchase Agreement, and to secure the complete and timely payment, performance and discharge in full, as the case may be, of all of the Obligations, Borrower hereby, unconditionally and irrevocably, pledges, grants and hypothecates to Lender, a continuing security interest in, a continuing lien upon, an unqualified right to possession and disposition of and a right of set-off against, in each case to the fullest extent permitted by law, all of Borrower’s right, title and interest of whatsoever kind and nature in and to the Collateral (the “Security Interest”).

3.    Representations, Warranties, Covenants and Agreements of Borrower. Borrower represents and warrants to, and covenants and agrees with, Lender as follows:

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(a)  Borrower has the requisite power (corporate or otherwise) and authority to enter into this Agreement and otherwise to carry out its obligations thereunder. The execution, delivery and performance by Borrower of this Agreement and the filings contemplated therein have been duly authorized by all necessary action on the part of Borrower and no further action is required by it. This Agreement constitutes a legal, valid and binding obligation of Borrower enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditor’s rights generally.

(b)  Borrower represents and warrants that it has no place of business or offices where its respective books of account and records are kept (other than temporarily at the offices of its attorneys or accountants) or places where Collateral is stored or located, except as set forth on Schedule A attached hereto;

(c)  Borrower is the sole owner of the Collateral, free and clear of any liens, security interests, encumbrances, rights or claims, and is fully authorized to grant the Security Interest in and to pledge the Collateral, except as set forth on Schedule C. There is not on file in any governmental or regulatory authority, agency or recording office an effective financing statement, security agreement, license or transfer or any notice of any of the foregoing (other than those that have been filed in favor of Lender pursuant to this Agreement) covering or affecting any of the Collateral, except as set forth on Schedule C. So long as this Agreement shall be in effect, Borrower shall not execute and shall not knowingly permit to be on file in any such office or agency any such financing statement or other document or instrument (except to the extent filed or recorded in favor of Lender pursuant to the terms of this Agreement), except as set forth on Schedule C.

(d)  No part of the Collateral has been judged invalid or unenforceable. No written claim has been received that any Collateral or Borrower’s use of Collateral violates the rights of any third party. There has been no adverse decision to Borrower’s claim of ownership rights in or exclusive rights to use the Collateral in any jurisdiction or Borrower’s right to keep and maintain such Collateral in full force and effect, and there is no proceeding involving said rights pending or, to the best knowledge of Borrower, threatened before any court, judicial body, administrative or regulatory agency, arbitrator or other governmental authority.

(e)  Borrower shall at all times maintain their books of account and records relating to the Collateral at Borrower’s principal place of business and the Collateral at the locations set forth on Schedule A attached hereto and may not relocate such books of account and records or tangible Collateral unless it delivers to Lender least thirty (30) days prior to such relocation (i) written notice of such relocation and the new location thereof (which must be within the United States) and (ii) evidence that appropriate financing statements and other necessary documents have been filed and recorded and other steps have been taken to perfect the Security Interest to create in favor of Lender valid, perfected and continuing first priority liens in the Collateral.

(f)  This Agreement creates in favor of Lender a valid security interest in the Collateral securing the payment and performance of the Obligations and, upon making the filings described in the immediately following sentence, a perfected first priority security interest in such Collateral. Except for the filing of financing statements on Form-1 under the UCC with the jurisdictions indicated on Schedule B, attached hereto, no authorization or approval of or filing with or notice to any governmental authority or regulatory body is required either (i) for the grant by Borrower of, or the effectiveness of, the Security Interest granted hereby or for the execution, delivery and performance of this Agreement by Borrower or (ii) for the perfection of or exercise by Lender of his rights and remedies hereunder.

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(g)  On the date of execution of this Agreement, Borrower will deliver to Lender one or more executed UCC financing statements with respect to the Security Interest for filing with the jurisdictions indicated on Schedule B, attached hereto and in such other jurisdictions as may be requested by Lender.

(h)  Except as set forth on Schedule C, the execution, delivery and performance of this Agreement does not conflict with or cause a breach or default, or an event that with or without the passage of time or notice, shall constitute a breach or default, under any agreement to which Borrower is a party or by which Borrower is bound. Except as set forth on Schedule C, no consent (including, without limitation, from stock holders or creditors of Borrower) is required for Borrower to enter into and perform its obligations hereunder.

(i)  Borrower shall at all times maintain the liens and Security Interest provided for hereunder as valid and perfected first priority liens and security interests in the Collateral in favor of Lender until this Agreement and the Security Interest hereunder shall terminate pursuant to Section 11. Borrower hereby agrees to defend the same against any and all persons. Borrower shall safeguard and protect all Collateral for the account of Lender. At the request of Lender, Borrower will sign and deliver to Lender at any time or from time to time one or more financing statements pursuant to the UCC (or any other applicable statute) in form reasonably satisfactory to Lender and will pay the cost of filing the same in all public offices wherever filing is, or is deemed by Lender to be, necessary or desirable to effect the rights and obligations provided for herein. Without limiting the generality of the foregoing, Borrower shall pay all fees, taxes and other amounts necessary to maintain the Collateral and the Security Interest hereunder, and Borrower shall obtain and furnish to Lender from time to time, upon demand, such releases and/or subordinations of claims and liens which may be required to maintain the priority of the Security Interest hereunder.

(j)  Borrower will not transfer, pledge, hypothecate, encumber, license, sell or otherwise dispose of any of the Collateral without the prior written consent of Lender.

(k)  Borrower shall keep and preserve its Equipment, Inventory and other tangible Collateral in good condition, repair and order and shall not operate or locate any such Collateral (or cause to be operated or located) in any area excluded from insurance coverage.

(l)  Borrower shall, within ten (10) days of obtaining knowledge thereof, advise Lender promptly, in sufficient detail, of any substantial change in the Collateral, and of the occurrence of any event which would have a material adverse effect on the value of the Collateral or on Lender’s security interest therein.

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(m)  Borrower shall promptly execute and deliver to Lender such further deeds, mortgages, assignments, security agreements, financing statements or other instruments, documents, certificates and assurances and take such further action as Lender may from time to time request and may in its sole discretion deem necessary to perfect, protect or enforce its security interest in the Collateral.

(n)  Borrower shall permit Lender and its representatives and agents to inspect the Collateral at any time, and to make copies of records pertaining to the Collateral as may be requested by Lender from time to time.

(o)  Borrower will take all steps reasonably necessary to diligently pursue and seek to preserve, enforce and collect any rights, claims, causes of action and accounts receivable in respect of the Collateral.

(p)  Borrower shall promptly notify Lender in sufficient detail upon becoming aware of any attachment, garnishment, execution or other legal process levied against any Collateral and of any other information received by Borrower that may materially affect the value of the Collateral, the Security Interest or the rights and remedies of Lender hereunder.

(r)  All information heretofore, herein or hereafter supplied to Lender by or on behalf of Borrower with respect to the Collateral is accurate and complete in all material respects as of the date furnished.

(s)  Schedule A attached hereto contains a list of all of the subsidiaries of Borrower.

4.    Defaults. The following events shall be “Events of Default”:

(a)  The occurrence of an Event of Default (as defined in the Notes);

(b)  Any representation or warranty of Borrower in the Purchase Agreement, or in the Notes, shall prove to have been incorrect in any material respect when made; and

(c)  The failure by Borrower to observe or perform any of its obligations hereunder or in the Notes or the Purchase Agreement for ten (10) days after receipt by Borrower of notice of such failure from Lender.

5.    Duty To Hold In Trust. Upon the occurrence of any Event of Default and at any time thereafter, Borrower shall, upon receipt by it of any revenue, income or other sums subject to the Security Interest, whether payable pursuant to the Notes or otherwise, or of any check, draft, note, trade acceptance or other instrument evidencing an obligation to pay any such sum, hold the same in trust for Lender and shall forthwith endorse and transfer any such sums or instruments, or both, to Lender for application to the satisfaction of the Obligations.

6.    Rights and Remedies Upon Default. Upon occurrence of any Event of Default and at any time thereafter, Lender shall have the right to exercise all of the remedies conferred hereunder and under the Notes and Purchase Agreement , and Lender shall have all the rights and remedies of Lender under the UCC and/or any other applicable law (including the Uniform Commercial Code of any jurisdiction in which any Collateral is then located). Without limitation, Lender shall have the following rights and powers:

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(a)  Lender shall have the right to take possession of the Collateral and, for that purpose, enter, with the aid and assistance of any person, any premises where the Collateral, or any part thereof, is or may be placed and remove the same, and Borrower shall assemble the Collateral and make it available to such Lender at places which such Lender shall reasonably select, whether at Borrower’s premises or elsewhere, and make available to such Lender, without rent, all of Borrower’s respective premises and facilities for the purpose of such Lender taking possession of, removing or putting the Collateral in saleable or disposable form.

(b)   Lender shall have the right to operate the business of Borrower using the Collateral and shall have the right to assign, sell, lease or otherwise dispose of and deliver all or any part of the Collateral, at public or private sale or otherwise, either with or without special conditions or stipulations, for cash or on credit or for future delivery, in such parcel or parcels and at such time or times and at such place or places, and upon such terms and conditions as such Lender may deem commercially reasonable, all without (except as shall be required by applicable statute and cannot be waived) advertisement or demand upon or notice to Borrower or right of redemption of Borrower, which are hereby expressly waived. Upon each such sale, lease, assignment or other transfer of Collateral, Lender may, unless prohibited by applicable law which cannot be waived, purchase all or any part of the Collateral being sold, free from and discharged of all trusts, claims, right of redemption and equities of Borrower, which are hereby waived and released.

7.    Applications of Proceeds. The proceeds of any such sale, lease or other disposition of the Collateral hereunder shall be applied first, to the expenses of retaking, holding, storing, processing and preparing for sale, selling, and the like (including, without limitation, any taxes, fees and other costs incurred in connection therewith) of the Collateral, to the reasonable attorneys’ fees and expenses incurred by Lender in enforcing its rights hereunder and in connection with collecting, storing and disposing of the Collateral, and then to satisfaction of the Obligations and to the payment of any other amounts required by applicable law, after which Lender shall pay to Borrower any surplus proceeds. If, upon the sale, license or other disposition of the Collateral, the proceeds thereof are insufficient to pay all amounts to which Lender is legally entitled, Borrower will be liable for the deficiency, together with interest thereon, at the rate of fifteen percent (15%) per annum (the “Default Rate”), and the reasonable fees of any attorneys employed by Lender to collect such deficiency. To the extent permitted by applicable law, Borrower waives all claims, damages and demands against Lender arising out of the repossession, removal, retention or sale of the Collateral, unless due to the gross negligence or willful misconduct of a Lender.

8.    Costs and Expenses. Borrower agrees to pay all out-of-pocket fees, costs and expenses incurred in connection with any filing required hereunder, including without limitation, any financing statements, continuation statements, partial releases and/or termination statements related thereto or any expenses of any searches reasonably required by Lender. Borrower shall also pay all other claims and charges which in the reasonable opinion of Lender might prejudice, imperil or otherwise affect the Collateral or the Security Interest therein. Borrower will also, upon demand, pay to Lender the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which Lender may incur in connection with (i) the enforcement of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, or (iii) the exercise or enforcement of any of the rights of Lender under the Notes. Until so paid, any fees payable hereunder shall be added to the principal amount of the Notes and shall bear interest at the Default Rate.

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9.    Responsibility for Collateral. Borrower assumes all liabilities and responsibility in connection with all Collateral, and the obligations of Borrower hereunder or under the Notes shall in no way be affected or diminished by reason of the loss, destruction, damage or theft of any of the Collateral or its unavailability for any reason.

10.    Security Interest Absolute. All rights of Lender and all Obligations of Borrower hereunder, shall be absolute and unconditional, irrespective of: (a) any lack of validity or enforceability of this Agreement, the Purchase Agreement and/or the Notes, or any agreement entered into in connection with the foregoing, or any portion hereof or thereof; (b) any change in the time, manner or place of payment or performance of, or in any other term of, all or any of the Obligations, this Agreement, the Purchase Agreement or any other amendment or waiver of or any consent to any departure from the Notes, this Agreement, or any other agreement entered into in connection with the foregoing; (c) any exchange, release or nonperfection of any of the Collateral, or any release or amendment or waiver of or consent to departure from any other collateral for, or any guaranty, or any other security, for all or any of the Obligations; (d) any action by Lender to obtain, adjust, settle and cancel in its sole discretion any insurance claims or matters made or arising in connection with the Collateral; or (e) any other circumstance which might otherwise constitute any legal or equitable defense available to Borrower, or a discharge of all or any part of the Security Interest granted hereby. Until the Obligations shall have been paid and performed in full, the rights of Lender shall continue even if the Obligations are barred for any reason, including, without limitation, the running of the statute of limitations or bankruptcy. Borrower expressly waives presentment, protest, notice of protest, demand, notice of nonpayment and demand for performance. In the event that at any time any transfer of any Collateral or any payment received by Lender hereunder shall be deemed by final order of a court of competent jurisdiction to have been a voidable preference or fraudulent conveyance under the bankruptcy or insolvency laws of the United States, or shall be deemed to be otherwise due to any party other than Lender, then, in any such event, Borrower’s obligations hereunder shall survive cancellation of this Agreement, and shall not be discharged or satisfied by any prior payment thereof and/or cancellation of this Agreement, but shall remain a valid and binding obligation enforceable in accordance with the terms and provisions hereof. Borrower waives all right to require Lender to proceed against any other person or to apply any Collateral which Lender may hold at any time, or to marshal assets, or to pursue any other remedy. Borrower waives any defense arising by reason of the application of the statute of limitations to any obligation secured hereby.

11.    Term of Agreement. This Agreement and the Security Interest shall terminate on the date on which all payments under the Notes have been made in full and all other Obligations have been paid or discharged. Upon such termination, Lender, at the request and at the expense of Borrower, will join in executing any termination statement with respect to any financing statement executed and filed pursuant to this Agreement.

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12.    Power of Attorney; Further Assurances.

(a)  Borrower authorizes Lender, and does hereby make, constitute and appoint it, and its respective officers, agents, successors or assigns with full power of substitution, as Borrower’s true and lawful attorney-in-fact, with power, in its own name or in the name of Borrower, to, after the occurrence and during the continuance of an Event of Default, (i) endorse any notes, checks, drafts, money orders, or other instruments of payment (including payments payable under or in respect of any policy of insurance) in respect of the Collateral that may come into possession of Lender; (ii) to sign and endorse any UCC financing statement or any invoice, freight or express bill, bill of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts, and other documents relating to the Collateral; (iii) to pay or discharge taxes, liens, security interests or other encumbrances at any time levied or placed on or threatened against the Collateral; (iv) to demand, collect, receipt for, compromise, settle and sue for monies due in respect of the Collateral; and (v) generally, to do, at the option of Lender, and at Borrower’s expense, at any time, or from time to time, all acts and things which Lender deems necessary to protect, preserve and realize upon the Collateral and the Security Interest granted therein in order to effect the intent of this Agreement and the Notes, all as fully and effectually as Borrower might or could do; and Borrower hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and shall be irrevocable for the term of this Agreement and thereafter as long as any of the Obligations shall be outstanding.

(b)  On a continuing basis, Borrower will make, execute, acknowledge, deliver, file and record, as the case may be, in the proper filing and recording places in any jurisdiction, including, without limitation, the jurisdictions indicated on Schedule B, attached hereto, all such instruments, and take all such action as may reasonably be deemed necessary or advisable, or as reasonably requested by Lender, to perfect the Security Interest granted hereunder and otherwise to carry out the intent and purposes of this Agreement, or for assuring and confirming to Lender the grant or perfection of a security interest in all the Collateral.

(c)  Borrower each hereby irrevocably appoints Lender as its attorney-in-fact, with full authority in their place and stead and in their name, from time to time in a Lender’s discretion, to take any action and to execute any instrument which Lender may deem necessary or advisable to accomplish the purposes of this Agreement, including the filing, in its sole discretion, of one or more financing or continuation statements and amendments thereto, relative to any of the Collateral without the signature of Borrower where permitted by law.

13.    Notices. All notices, requests, demands and other communications hereunder shall be in writing, with copies to all the other parties hereto, and shall be deemed to have been duly given when (i) if delivered by hand, upon receipt, (ii) if sent by facsimile, upon receipt of proof of sending thereof, (iii) if sent by nationally recognized overnight delivery service (receipt requested), the next business day or (iv) if mailed by first-class registered or certified mail, return receipt requested, postage prepaid, four days after posting in the U.S. mails, in each case if delivered to the following addresses:

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If to Borrower:	MR3 Systems, Inc., a Delaware corporation
435 Brannan Street Suite 200
San Francisco, CA 94107
Attention: William C. Tao, Ph.D., CEO
Facsimile: (415) 947-1095

If to the Lender:	MRD Holdings Inc., a Delaware corporation
The Naaman’s Building Suite 206
305 Silverside Rd., DE 19810
Wilmington, Delaware USA
Attention: Charles K. C. Chan
Facsimile: (____)___________________

14.    Other Security. To the extent that the Obligations are now or hereafter secured by property other than the Collateral or by the guarantee, endorsement or property of any other person, firm, corporation or other entity, then Lender shall have the right, in its sole discretion, to pursue, relinquish, subordinate, modify or take any other action with respect thereto, without in any way modifying or affecting any of such Lender’s rights and remedies hereunder.

15.    Miscellaneous.

(a)  No course of dealing between the parties, nor any failure to exercise, nor any delay in exercising, on the part of Lender, any right, power or privilege hereunder or under the Notes shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

(b)  All of the rights and remedies of Lender with respect to the Collateral, whether established hereby or by the Notes or by any other agreements, instruments or documents or by law shall be cumulative and may be exercised singly or concurrently.

(c)  This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and is intended to supersede all prior negotiations, understandings and agreements with respect thereto. Except as specifically set forth in this Agreement, no provision of this Agreement may be modified or amended except by a written agreement specifically referring to this Agreement and signed by the parties hereto.

(d)  In the event that any provision of this Agreement is held to be invalid, prohibited or unenforceable in any jurisdiction for any reason, unless such provision is narrowed by judicial construction, this Agreement shall, as to such jurisdiction, be construed as if such invalid, prohibited or unenforceable provision had been more narrowly drawn so as not to be invalid, prohibited or unenforceable. If, notwithstanding the foregoing, any provision of this Agreement is held to be invalid, prohibited or unenforceable in any jurisdiction, such provision, as to such jurisdiction, shall be ineffective to the extent of such invalidity, prohibition or unenforceability without invalidating the remaining portion of such provision or the other provisions of this Agreement and without affecting the validity or enforceability of such provision or the other provisions of this Agreement in any other jurisdiction.

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(e)  No waiver of any breach or default or any right under this Agreement shall be considered valid unless in writing and signed by the party giving such waiver, and no such waiver shall be deemed a waiver of any subsequent breach or default or right, whether of the same or similar nature or otherwise.

(f)  This Agreement shall be binding upon and inure to the benefit of each party hereto and its successors and assigns.

(g)  Each party shall take such further action and execute and deliver such further documents as may be necessary or appropriate in order to carry out the provisions and purposes of this Agreement.

(h)  This Agreement shall be construed in accordance with the laws of the State of California, except to the extent the validity, perfection or enforcement of a security interest hereunder in respect of any particular Collateral which are governed by a jurisdiction other than the State of California in which case such law shall govern. Each of the parties hereto irrevocably submit to the exclusive jurisdiction of any California State or United States Federal court sitting in the County of San Francisco over any action or proceeding arising out of or relating to this Agreement, and the parties hereto hereby irrevocably agree that all claims in respect of such action or proceeding may be heard and determined in such California State or Federal court. The parties hereto agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. The parties hereto further waive any objection to venue in the State of California and any objection to an action or proceeding in the State of California on the basis of forum non conveniens. The parties further agree that the successful or prevailing party in any proceeding shall be entitled to recover reasonable attorneys’ fee and other costs incurred in such proceeding.

(i)  This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

(Signature page follows.)

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IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed on the day and year first above written.

MR3 Systems, Inc., a Delaware corporation

By:  /s/ William C. Tao

Print: William C. Tao, Ph.D.
Its: Chief Executive Officer

MRD Holdings Inc., a Delaware corporation

By:  /s/ Charles K. C. Chan

Print: Charles K. C. Chan
Its: Managing Director

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SCHEDULE A

Principal Place of Business of Borrower:

Locations Where Collateral is Located or Stored:

List of subsidiaries of Borrower:

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SCHEDULE B

Jurisdictions:

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SCHEDULE C

None.